Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:

•Registration Statement (Form S-8 No. 333-117860) pertaining to the salesforce.com, inc. 1999 Stock Option Plan, 2004 Equity Incentive Plan, 2004 Outside Directors Stock Plan and 2004 Employee Stock Purchase Plan,
•Registration Statement (Form S-8 No. 333-123656) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-134467) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-143161) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-151180) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-159554) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-167190) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-174209) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan, the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Radian6 Technologies, Inc. Third Amended and Restated Stock Option Plan,
•Registration Statement (Form S-8 No. 333-177018) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Assistly, Inc. 2009 Stock Plan,
•Registration Statement (Form S-8 No. 333-178606) pertaining to the Model Metrics, Inc. 2008 Stock Plan,
•Registration Statement (Form S-8 No. 333-179317) pertaining to the 2Catalyze, Inc. Second Amended 2008 Stock Option Plan,
•Registration Statement (Form S-8 No. 333-181698) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan,
•Registration Statement (Form S-8 No. 333-183580) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Buddy Media, Inc. 2007 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-183885) pertaining to the Goinstant, Inc. Stock Option Plan,
•Registration Statement (Form S-8 No. 333-188850) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan,
•Registration Statement (Form S-8 No. 333-189249) pertaining to the EdgeSpring, Inc. 2010 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-189801) pertaining to the salesforce.com, inc. 2013 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-189980) pertaining to the ExactTarget, Inc. 2004 Stock Option Plan and ExactTarget, Inc. 2008 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-198360) pertaining to the salesforce.com, inc. 2014 Inducement Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-198361) pertaining to the RelateIQ, Inc. 2011 Stock Plan,
•Registration Statement (Form S-3 ASR No. 333-209964) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-209965) pertaining to the Steelbrick Holdings, Inc. 2013 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-211510) pertaining to the MetaMind, Inc. 2014 Stock Incentive Plan,
•Registration Statement (Form S-8 No. 333-213418) pertaining to the Demandware, Inc. Amended and Restated 2012 Stock Incentive Plan,
•Registration Statement (Form S-8 No. 333-213419) pertaining to the salesforce.com, inc. 2013 Equity Incentive Plan and the salesforce.com, inc. 2004 Employee Stock Purchase Plan,
•Registration Statement (Form S-8 No. 333-213420) pertaining to the Backchannel, Inc. 2012 Equity Incentive Plan,

•Registration Statement (Form S-8 No. 333-213437) pertaining to the BeyondCore, Inc. 2007 Stock Incentive Plan and the BeyondCore, Inc. 2016 Equity Incentive Plan,
•Registration Statement (Form S-3 ASR No. 333-213506) of salesforce.com, inc.,
•Registration Statement (Form S-3 ASR No. 333-213507) of salesforce.com, inc.,
•Registration Statement (Form S-3 ASR No. 333-213684) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-213685) pertaining to the salesforce.com, inc. 2014 Inducement Equity Incentive Plan,
•Registration Statement (Form S-3 ASR No. 333-214746) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-214747) pertaining to the Krux Digital, Inc. 2010 Stock Plan,
•Registration Statement (Form S-8 No. 333-218598) pertaining to the salesforce.com, inc. 2013 Equity, Incentive Plan and the salesforce.com, inc. 2004 Employee Stock Purchase Plan,
•Registration Statement (Form S-3 ASR No. 333-222133) of salesforce.com, inc.,
•Registration Statement (Form S-4 No. 333-224067) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-224597) pertaining to the MuleSoft 2006 Stock Plan, the MuleSoft 2016 Equity Incentive Plan and the MuleSoft 2017 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-224610) pertaining to the CloudCraze Software LLC 2016 Omnibus Incentive Plan,
•Registration Statement (Form S-8 No. 333-225638) pertaining to the salesforce.com, inc. Amended and Restated 2013 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-227233) pertaining to the Datorama Inc. 2012 Stock Incentive Plan,
•Registration Statement (Form S-8 No. 333-232028) pertaining to the MapAnything, Inc. Amended and Restated 2015 Stock Incentive Plan,
•Registration Statement (Form S-8 No. 333-232032) pertaining to the salesforce.com, inc. Amended and Restated 2013 Equity Incentive Plan,
•Registration Statement (Form S-8 No. 333-232036) pertaining to the salesforce.com, inc. 2014 Inducement Equity Incentive Plan,
•Registration Statement (Form S-4 No. 333-232530) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-234072) pertaining to the Optimizer TopCo S.A.R.L. 2015 Share Incentive Plan,
•Registration Statement (Form S-8 No. 333- 236918) pertaining to Evergage, Inc. 2010 Stock Plan,
•Registration Statement (Form S-8 No. 333- 238980) pertaining to Vlocity, Inc. 2014 Stock option and grant plan,
•Registration Statement (Form S-8 No. 333- 239105) pertaining to salesforce.com, inc. Amended and restated 2013 Equity Incentive plan and salesforce.com, inc. Amended and restated 2004 Employee stock purchase plan,
•Registration Statement (Form S-3 ASR No. 333-251123) of salesforce.com, inc.,
•Registration Statement (Form S-4 No. 333-251658) of salesforce.com, inc.,
•Registration Statement (Form S-8 No. 333-257278) of salesforce.com, inc. pertaining to salesforce.com, inc. Amended and restated 2013 equity incentive plan and MuleSoft, Inc. 2006 stock plan, and
•Registration Statement (Form S-8 POS No. 333-251658) of salesforce.com, inc. pertaining to Slack Technologies, Inc. Amended and restated 2009 stock plan, as amended and Slack Technologies, Inc. 2019 stock option and incentive plan;

of our reports dated March 11, 2022, with respect to the consolidated financial statements of salesforce.com, inc. and the effectiveness of internal control over financial reporting of salesforce.com, inc. included in this Annual Report (Form 10-K) of salesforce.com, inc. for the year ended January 31, 2022 included herein.

/s/ Ernst & Young LLP

San Francisco, California
March 11, 2022